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                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                    STATE           CONTROL              BUSINESS
           COMPANY                             OF ORGANIZATION     OWNERSHIP             PRINCIPAL
-------------------------------------------------------------------------------------------------------------------------
345 East 94th Street Associates, LLC                 NY               50%       Investment Related Company

400 West 43rd Street Partners, LLC                   NY               50%       Investment Related Company

501 West 41st Street Associates, LLC                 NV               50%       Investment Related Company

Achor Series Trust                                   MA               100%      Massachusetts business trust

Advantage Capital Corporation                        NY               100%      Broker-dealer; registered
                                                                                investment adviser

AIG Advisor Group Inc.                               MD               100%      Holding Company

AIG Financial Advisors, Inc.                         DE               100%      Broker-dealer

AIG Retirement Services, Inc ("AIGRS")               DE               100%      Holding Company

AIG SunAmerica Asset Management Corp.                DE               100%      Asset management company

AIG SunAmerica Capital Services, Inc.                DE               100%      Distributor

AIG SunAmerica Life Assurance Co                     AZ               100%      Life Insurance Company

AIG SunAmerica Real Estate &
  Office Administration                              CA               100%      Acts as Clearing House for
                                                                                Real Estate Activities

American General Securities Incorporation            TX               100%      Broker-dealer; registered
                                                                                investment adviser

American International Group, Inc.                   DE                         Ultimate Parent company of AIGRS

Amsun Realty Holdings                                CA               85%       Real Estate Related Investment Company

Anchor Forum Portales I, LLC                         DE               100%      Investment Related Company

Anchor Pathway Fund                                  MA               100%      Massachusetts business trust

Arrowhead SAHP Corp.                                 NM               100%      Invests in multi-family real
                                                                                estate development

Charleston Bay SAHP Corp                             DE               100%      Invests in multi-family real
                                                                                estate development

Crossing SAHP Corp.                                  DE               100%      Invests in multi-family real
                                                                                estate development

DIL/SAHP Corp.                                       DE               100%      Invests in multi-family real
                                                                                estate development

Financial Services Corporation                       GA               100%      Holding Company

First SunAmerica Life Insurance Company              NY               100%      Life Insurance Company

Five Long Island Properties, LLC                     DE               100%      Investment Related Company

Forest SAHP Corp.                                    DE               100%      Invests in multi-family real
                                                                                estate development

FSC Agency, Inc.                                     GA               100%      Holding Company

FSC Securities Corporation                           DE               100%      Broker-dealer; registered
                                                                                investment adviser

Grand Savannah SAHP Corp                             DE               100%      Invests in multi-family real
                                                                                estate development

Houston Warehouse Corp.                              CA               100%      Investment Related Company

Metrocorp, Inc.                                      CA               100%      Investment Related Company

MM Enhancement, LLC                                  MD               100%      Investment Related Company

New California Life Holdings, Inc.                   DE               33%       Holding Company

Prairie SAHP Corp.                                   DE               100%      Invests in multi-family real
                                                                                estate development

River Oaks Apartment, LLC                            DE               100%      Investment Related Company


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
Royal Alliance Associates, Inc.                      DE               100%      Broker-dealer; registered
                                                                                investment adviser

SA Affordable Housing, LLC                           DE               100%      Tax-credit investment related company

SAAHP GP Corp.                                       DE               100%      Invests in multi-family real
                                                                                estate development

SAHP - Chancellor II, LLC.                            N               99%       Invests in multi-family real
                                                                                estate development

SAHP - Chancellor, LLC.                              NV               99%       Invests in multi-family real
                                                                                estate development

SAHP - MBA LLC                                       NV               100%      Invests in multi-family real
                                                                                estate development

SAHP Civic LLC                                       DE               100%      Invests in multi-family real
                                                                                estate development

SAHP-McSHA LLC                                       NV               100%      Invests in multi-family real
                                                                                estate development

SAHP-Yarco LLC                                       NV               100%      Invests in multi-family real
                                                                                estate development

SAII Birchmont Investor, LLC                         DE               100%      Investment Related Company

SAL Invsetment Group Inc.                            CA               100%      Holding Company

SCSP Corp                                            DE               100%      Invests in multi-family real
                                                                                estate development

Seasons Series Trust                                 MA               100%      Massachusetts business trust

SLP Housing I, LLC                                   NV               100%      Real estate development

SLP Housing II, LLC                                  NV               100%      Real estate development

SLP Housing III,  LLC                                NV               100%      Real estate development

SLP Housing IV, LLC                                  NV               100%      Real estate development

SLP Housing V, LLC                                   NV               100%      Real estate development

SLP Housing VI, LLC                                  NV               100%      Real estate development

Solus Carnegie Charlotte, LLC                        DE               85%       Investment Related Company

Solus Quorum Tampa, LLC                              DE               85%       Investment Related Company

Solus Trade Street Charlotte, LLC                    DE               85%       Investment Related Company

Soolus Hotel Portfolio Holding Company, LLC          DE               85%       Holding Company

SubGen NT, Inc.                                      DE               100%      Real Estate Investment Related Company

Sun Chino Property, Inc.                             CA               100%      Real Estate Investment Related Company

Sun CRC, Inc.                                        CA               100%      Real Estate Investment Related Company

Sun GP Corp.                                         CA               100%      Real Estate Investment Related Company

Sun Hechs, Inc.                                      CA               100%      Real Estate Investment Related Company

Sun Qourum LLC                                       DE               100%      Investment Related Company

SunAmerica (Cayman) Insurance Company, LTD     Cayman Islands         100%      Captive Insurance Company

SunAmerica Affordable Housing Finance Corp.          DE               100%      Investment Related Company

SunAmerica Affordable Housing Partners, Inc.         CA               100%      Holding Company

SunAmerica Housing Fund First & 94th, LLC            NY               100%      Investment Related Company

SunAmerica Housing Fund West 41st, LLC               DE               100%      Investment Related Company

SunAmerica Housing Fund West 42nd, LLC               NV               100%      Investment Related Company

SunAmerica Investments, Inc.                         GA               100%      Holding Company

SunAmerica Investments,Cayman                  Cayman Islands         100%      Holding Company

SunAmerica Life Insurance Company                    AZ               100%      Life Insurance Company

SunAmerica Mortgages, Inc.                           DE               100%      Holding Company

SunAmerica New Markets Tax Credit Fund 2 LLC         NV              0.01%      Invests in multi-family real
                                                                                estate development


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
SunAmerica New Markets Tax Credit Fund 4 LLC         NV              0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica New Markets Tax Credit Fund I LLC         NV              0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica New Markets Tax Credit Fund LLC           NV              0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica Realty Partners                           CA               85%       Investment Related Company

SunAmerica Retirement Markets, Inc.                  MD               100%      Marketing Company

SunAmerica Series Trust                              MA               100%      Massachusetts business trust

SunAmerica Venture Fund 2000, LP                     DE               100%      Investment Related Company

Sun-Dollar, Inc.                                     CA               100%      Real Estate Investment Related
                                                                                Company

Sun-PLA, Inc.                                        CA               100%      Real Estate Investment Related Company

Sunport Holdings, Inc.                               CA               100%      Real Estate Investment Related Company

Tierra Vista SAHP Corp.                              FL               100%      Invests in multi-family real
                                                                                estate development

UG Corporation                                       CA               100%      Holding Company



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